CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Stockholders' Equity:
Common stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	300.0	300.0
Common Stock, shares issued (in shares)	99.2	99.2
Treasury stock, shares (in shares)	39.5	35.4